Exhibit 99.1

TD completes acquisition of Cowen Inc.
Deal accelerates U.S. growth of TD Securities

TORONTO and NEW YORK, March 1, 2023 - TD Bank Group ("TD") (TSX and NYSE: TD) and Cowen Inc. ("Cowen") (NASDAQ: COWN) today announce that TD has completed the acquisition of Cowen.

"We are very pleased to welcome Cowen to TD.  Together, with greater scale, broader capabilities and deeper resources, we will continue to serve clients with excellence and accelerate the growth of TD Securities," said Bharat Masrani, Group President and Chief Executive Officer, TD Bank Group.

The acquisition advances TD Securities' long-term growth strategy in the United States and adds highly complementary products and services to TD Securities' existing businesses. Cowen brings a renowned, global research franchise, and adds new capabilities in U.S. equities, including a strong sales, trading and execution platform and deep relationships with corporate and financial clients across key growth verticals.

"I'm incredibly excited to welcome Cowen's talented colleagues and leaders to TD Securities and the broader TD team," said Riaz Ahmed, President and CEO TD Securities. "Together, we'll build for the future, energized by the opportunities ahead for TD Securities, our clients and our 6,500 combined colleagues."

Jeffrey Solomon, Chair and CEO of Cowen, joins the senior leadership of TD Securities, reporting to Riaz Ahmed.  Post-closing, parts of the combined business will be known as TD Cowen.

"We are thrilled to be part of TD.  We are united in our drive to outperform for our clients — bringing the best of our combined expertise and talented teams," said Jeff Solomon.  "Our teams share a common vision and dedication to our clients and their success, and we look forward to building for the future together."

For additional details about the acquisition, please refer to the press release dated August 2nd 2022 .

About TD Bank Group
The Toronto-Dominion Bank and its subsidiaries are collectively known as TD Bank Group ("TD" or the "Bank"). TD is the sixth largest bank in North America by assets and serves over 27 million customers in four key businesses operating in a number of locations in financial centres around the globe: Canadian Personal and Commercial Banking, including TD Canada Trust and TD Auto Finance Canada; U.S. Retail, including TD Bank, America's Most Convenient Bank®, TD Auto Finance U.S., TD Wealth (U.S.), and an investment in The Charles Schwab Corporation; Wealth Management and Insurance, including TD Wealth (Canada), TD Direct Investing, and TD Insurance; and Wholesale Banking, including TD Securities. TD also ranks among the world's leading online financial services firms, with more than 15 million active online and mobile customers. TD had $1.9 trillion in assets on October 31, 2022. The Toronto-Dominion Bank trades under the symbol "TD" on the Toronto and New York Stock Exchanges.

About Cowen Inc.

Cowen Inc. (“Cowen”) is a diversified financial services firm that provides investment banking, research, sales and trading, prime brokerage, outsourced trading, global clearing, and commission management services. Cowen also has an investment management division which offers actively managed alternative investment products. Founded in 1918, Cowen is headquartered in New York and has offices worldwide.

Caution Regarding Forward-Looking Information

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and applicable Canadian securities legislation, with respect to Cowen Inc. (“Cowen”) and The Toronto-Dominion Bank’s (“TD Bank”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan,” “estimate,” “should,” “likely,” “will,” “going forward,” and other expressions that indicate future events and trends identify forward-looking statements. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of Cowen and TD Bank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in Cowen's and TD Bank’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), and TD Bank’s other filings with Canadian regulators, as well as the following factors, among others: the outcome of any legal proceedings that may be instituted against Cowen or TD Bank, including potential litigation that may be instituted against Cowen or its directors or officers related to the transaction or the definitive merger agreement between Cowen and TD Bank to the transaction; the risk that any announcements relating to the combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies, or as a result of economic and competitive factors in the areas where Cowen and TD Bank do business; the possibility that the integration of the two companies may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; failing to retain key talent of Cowen after the completion of the transaction; reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; Cowen and TD Bank success in executing their respective business plans and strategies and managing the risks involved; currency and interest rate fluctuations; success of hedging activities; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; general competitive, economic, political and market conditions, including difficult market conditions, market disruptions and volatility; the inability to sustain revenue and earnings growth; inflation; the impact, extent and timing of technological changes; capital management activities; the Office of the Superintendent of Financial Institution's and other regulators' legislative and regulatory actions and reforms; the pandemic created by the outbreak of COVID19 and its variants, and resulting effects on economic conditions, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains; and other factors that may affect future results of Cowen and TD Bank. Examples of material assumptions made by TD Bank in the forward-looking statements, including TD Bank's expectations regarding the costs and financial impact of the transaction, include assumptions regarding Cowen's future net income, transaction costs, transaction process, timeline to close and/or integrate the acquisition, expected synergies, expected value of certain lines of business in the event of a divestiture, future TD Bank capitalization, tax rate, currency conversion rate, and financial results. We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in Cowen's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and available in the “Investor Relations” section of Cowen's website, under the heading “SEC Filings” and in other documents Cowen files or has filed with the SEC, and in TD Bank’s Annual Report on Form 40-F for the year ended October 31, 2022 filed with the SEC and available in the “Investor Relations” section of TD Bank’s website, www.td.com, under the heading “Regulatory Filings” and in other documents TD Bank files with the SEC (available at www.sec.gov) and applicable securities regulators in Canada (available at www.sedar.com). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to Cowen and TD Bank. Any forward-looking statements contained in this document represent the views of Cowen and TD Bank only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding the terms of the transaction and Cowen's and TD Bank's objectives and assumptions and may not be appropriate for other purposes. Neither Cowen nor TD Bank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.

For further information contact:

TD Investors:	TD Media:
Brooke Hales	Erin Sufrin
Vice President, Investor Relations, TD Bank Group 416-307-8647	Senior Manager, Corporate Communications 416-624-2440
Brooke.hales@td.com	Erin.sufrin@td.com